UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2015

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Broadway, 6th Floor Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, Colony Financial, Inc. (the “Company,” “we,” “us,” or “our”) and Colony Capital, LLC (“Colony Capital”), the parent company of the Company’s manager, entered into definitive agreements providing for the acquisition by the Company of substantially all of the real estate investment management businesses and operations of Colony Capital, the parent company of our external manager (the “Combination”). The Company intends to make presentations to various parties from time to time in order to discuss the Combination. The slides attached hereto as Exhibit 99.1 may be used in connection with such presentations and are incorporated herein by reference.

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, and we intend such statements to be covered by the safe harbor provision contained therein. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology, such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “or potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy or the demand for commercial real estate loans; our business and investment strategy, including the ability of CAH Operating Partnership, L.P., in which we have a significant investment, to execute its single-family home rental strategy; our projected operating results; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; our ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the availability and cost of debt financing from traditional lenders; the volume of short-term loan extensions; the demand for new capital to replace maturing loans; the amount of capital we intend to invest pursuant to our single-family home rental strategy in the near term; our expected leverage; the general volatility of the securities markets in which we participate; changes in the value of our assets; interest rate mismatches between our target assets and any borrowings used to fund such assets; changes in interest rates and the market value of our target assets; changes in prepayment rates on our target assets; effects of hedging instruments on our target assets; rates of default or decreased recovery rates on our target assets; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; the availability of opportunities to acquire commercial mortgage-related, real estate-related and other securities; the availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; failure to timely receive the required approvals by our stockholders, governmental or other regulatory agencies or third parties; the potential that a condition to the parties’ obligations to consummate the Combination may not be satisfied; our ability to consummate the Combination; the potential that operating costs and business disruption may be greater than expected; and the ability of Colony Capital to retain its senior executives and maintain relationships with business partners pending consummation of the Combination. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. We caution investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures we make concerning risks in sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended by Amendment No. 1 to the Form 10-K, and other risks and uncertainties detailed in such annual report and our other reports and filings with the Securities and Exchange Commission (the “SEC”).

Additional Information about the Combination and Where to Find It

This presentation is being made in respect of the Combination involving the Company and Colony Capital and certain of their affiliates. The Combination will be submitted to the stockholders of the Company for their consideration. In connection with the Combination, the Company has filed a preliminary proxy statement and intends to file a definitive proxy statement and other documents regarding the Combination with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) REGARDING THE COMBINATION AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMBINATION. The definitive proxy statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed with the SEC concerning the Combination, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company through its website at http://www.colonyfinancial.com. The information on our website is not, and shall not be deemed to be, a part hereof or incorporated into this or any other filings with the SEC. You may also obtain these documents, free of charge, by requesting them in writing or by telephone at:

Colony Financial, Inc.

2450 Broadway, 6th Floor

Santa Monica, CA 90404

(310) 282-8820

Attn: Investor Relations

Participants in the Solicitation

The Company, Colony Capital, Colony Capital Operating Company, LLC (formerly known as CFI RE Masterco, LLC), Richard Saltzman, Colony Capital Holdings, LLC, New Colony Holdings LLC, CCH Management Partners I, LLC, Colony Capital OP Subsidiary, LLC and FHB Holding LLC and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Combination. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement, dated April 1, 2014, for its 2014 annual meeting of stockholders and in the Company’s Current Report on Form 8-K, filed with the SEC on August 11, 2014. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Combination, including a description of their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the proxy statement in respect of the Combination when it is filed with the SEC. You can obtain free copies of these documents, which are filed with the SEC, from the Company using the contact information above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation Material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2015		COLONY FINANCIAL, INC.

	By:	/s/ Darren J. Tangen
Darren J. Tangen
Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation Material